COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2016
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

Royalties and Other Obligations

As described more fully in Note 2, we have several licensing agreements which could result in substantial payments for royalties and upon the obtainment of contractual milestones, as well as, certain minimum purchase order requirements.

As described more fully in Note 3, the Novalere Stockholders are entitled to receive earn-out payments.

We have annual royalty payments in connection with the Semprae acquisition discussed in Note 3.

Operating Lease

In December 2013, we entered into a lease agreement for 2,578 square feet of office space that commenced on December 10, 2013 and continues until January 31, 2019. Monthly rent at December 31, 2016 is in the amount of $7,347, with an approximate 4% increase in the base rent amount on an annual basis.

Rent expense for the years ended December 31, 2016 and 2015 was $88,513 and $86,931, respectively. The following represents future annual minimum lease payments as of December 31, 2016:

2017	$91,849
2018	95,880
2019	8,018
Total	$195,747

Employment Agreements

We have entered into employment agreements with certain of our officers and employees which payment and benefits would become payable in the event of termination by us for any reason other than cause, or upon change in control of our Company, or by the employee for good reason.

Litigation

In the ordinary course of business, we may face various claims brought by third parties and we may, from time to time, make claims or take legal actions to assert our rights, including intellectual property disputes, contractual disputes and other commercial disputes. Any of these claims could subject us to litigation. Management believes the outcomes of currently pending claims are not likely to have a material effect on our consolidated financial position and results of operations.

Indemnities

In addition to the indemnification provisions contained in our directors and officers. These agreements require us, among other things, to indemnify the director or officer against specified expenses and liabilities, such as attorneys’ fees, judgments, fines and settlements, paid by the individual in connection with any action, suit or proceeding arising out of the individual’s status or service as our director or officer, other than liabilities arising from willful misconduct or conduct that is knowingly fraudulent or deliberately dishonest, and to advance expenses incurred by the individual in connection with any proceeding against the individual with respect to which the individual may be entitled to indemnification by us. We also indemnify our lessor in connection with our facility lease for certain claims arising from the use of the facilities. These indemnities do not provide for any limitation of the maximum potential future payments we could be obligated to make. Historically, we have not incurred any payments for these obligations and, therefore, no liabilities have been recorded for these indemnities in the accompanying consolidated balance sheets.